Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments (Abstract)
Derivative Financial Instruments
9.     Derivative Financial Instruments:

Interest Rate Swaps

The Company is exposed to interest rate fluctuations associated with its variable rate borrowings and its objective is to manage the impact in the cash flows of its borrowings. In this respect, the Company uses interest rate swaps to manage net exposure to interest rate fluctuations related to its borrowings and to lower its overall borrowing costs.

Interest Rate Swaps Designated as Hedging Instruments

Nomura International plc ("Nomura"): In August 2010, the Company entered into an interest rate swap agreement maturing in September 2015. Under the terms of the swap, the Company makes quarterly payments to the counterparty at a fixed rate of 1.79% based on a notional amount of $50.0 million decreasing by $0.8 million quarterly. As of December 31, 2011, the notional amount was $45.9 million. The counterparty makes quarterly floating rate payments at LIBOR to the Company based on the same decreasing notional amount. As of December 31, 2011, the swap agreement contained financial covenants that were in line with the financial covenants contained in the fourth amendment of the Nordea credit facility up to and including December 31, 2012 and with the financial covenants contained in the original Nordea credit facility from January 1, 2013 and thereafter. The Company was in compliance with such financial covenants as of December 31, 2011.

In addition, in case the mark-to-market exposure is in excess of a threshold of $5.0 million, either party may be required to provide security in the form described in the swap agreement for the excess amount over the $5.0 million. As the swap qualifies for hedge accounting according to ASC 815 "Derivatives and Hedging", the Company has designated it as a cash flow hedge and accordingly, changes in its fair value are reported in Accumulated Other Comprehensive income/loss in the accompanying consolidated balance sheets.

Eurobank EFG Private Bank Luxembourg S.A. (''Eurobank''): In March 2011, the Company entered into an interest rate swap transaction with Eurobank for a non-amortizing notional amount of $50.0 million. The interest rate swap transaction is effective from April 1, 2012 until April 1, 2015. Under its terms, the Company will make quarterly payments to Eurobank at a fixed rate of 1.80%, 2.25% and 2.75% for the first, second and third year, respectively, while Eurobank will make quarterly floating-rate payments of 3-month USD LIBOR to the Company based on the same notional amount. As per the respective ISDA agreement entered on March 29, 2011, in case the mark-to-market exposure is in excess of a threshold of $5.0 million, the Company may be required to provide security in the form of cash for the excess amount over the $5.0 million. In addition based on the same ISDA agreement, a termination event will occur if the value of total debt, including current portion, to total assets is equal to or greater than 0.50.  As the swap qualifies for hedge accounting according to ASC 815 "Derivatives and Hedging", the Company has designated it as a cash flow hedge and accordingly, changes in its fair value are reported in Accumulated Other Comprehensive Income (Loss) in the accompanying 2011 consolidated balance sheet.

In relation to the above interest rate swap agreements and in accordance with ASC 815-20-25-16 Timing and Probability of the Hedged Forecasted Transaction, management of the Company considered the creditworthiness of its counterparties using available market data and reports as of December 31, 2011 and determined that no events have occurred that would make the forecasted transaction not probable.

Interest Rate Swaps Not Designated as Hedging Instruments

ABN AMRO ("ABN"): Effective December 31, 2010, the Company entered into an Interest Rate Swap, following the Swaption exercise by the counterparty of an Extendible Interest Rate Swap entered in May 2006.  The swap matures on June 30, 2014 and under its terms, the Company makes quarterly payments to the counterparty at a fixed rate of 5.0% based on an amortizing notional amount of $444.0 million at December 31, 2011. The counterparty makes quarterly floating rate payments at LIBOR to the Company based on the same notional amount ("Floating Rate Payer"). This swap is not designated as hedge and accordingly changes in its fair value are reported in earnings.  In connection with the Swaption exercise, the Company entered into an amended agreement with ABN on March 31, 2011.

Under the amended agreement, the Company deposited, by way of cash collateral in a retention account ("Cash Deposit Account") with the counterparty, an amount of $5.9 million, which was used by the counterparty towards the payment of the Floating Rate Payer payment due on June 30, 2011. The amount of $5.9 million is included in restricted cash, current in the accompanying 2010 consolidated balance sheet. Based on the amended agreement the Company shall procure the transfer to the Cash Deposit Account prior to the next Floating Rate Payer payment date of an amount equal to such payment. The amount that will be used by the counterparty towards the payment of the forthcoming Floating Rate Payer payment date due on March 31, 2012 is $5.0 million and is included in restricted cash, current in the accompanying 2011 consolidated balance sheet.

The amended agreement provides for automatic semiannual extensions starting from June 30, 2011, until the counterparty decides at its discretion that no further extension will be granted provided that to this effect sixty days prior notice will be given to the Company's subsidiary Hope Shipco LLC, where ABN retains the right to request an amount equal to 75% of any negative mark to market position due from the Company, minus any amount already deposited to the Cash Deposit Account, to be pledged in favor of the counterparty by way of cash collateral and the second mortgage and assignment of insurances and earnings over the vessel Mairaki will be lifted by ABN simultaneously with the deposit of the cash collateral.

Marfin Egnatia (''Marfin''): In July 2011, the Company entered into an interest rate swap transaction with Marfin Egnatia for a non-amortizing notional amount of $50.0 million. The interest rate swap transaction is effective from January 3, 2013 until January 3, 2017. Under its terms, the Company will make quarterly payments to Marfin at a fixed rate of 1.5% for the first year (from and including January 3, 2013 to and excluding January 3, 2014) and 2.98% for the remaining years (from and including January 3, 2014 to and excluding January 3, 2017), while Marfin will make quarterly floating-rate payments of 3-month USD LIBOR to the Company based on the same notional amount. As per the respective ISDA agreement entered on June 29, 2011, in case the mark-to-market exposure is in excess of a threshold of Euro 5.0 million, the Company may be required to provide security in the form of cash or other form agreed by the parties for the excess amount over Euro 5.0 million.  The swap does not qualify for hedge accounting and accordingly changes in its fair value are reported in earnings.

Freight Option Contracts

The Company is exposed to changes in the spot market rates associated with the deployment of its fleet and its objective is to manage the impact of such changes in its cash flows. In this respect, from time to time, the Company engages in certain forward freight agreements. These agreements are not designated as hedge and accordingly changes in their fair value are reported in earnings.

Foreign Currency Contract

The Company is exposed to foreign currency fluctuations associated with certain operating expenses and management expenses which are denominated in Euro and its objective is to manage the impact of such fluctuations in its cash flows. In this respect, the Company reduces the exposure to foreign currency fluctuations through the use of foreign currency forward contracts that management considers favourable.

On November 25, 2010, the Company entered into a foreign currency forward transaction for a period of one year which elapsed on December 16, 2011, under which the Company exchanged USD with EUR for a total notional amount of up to €4.8 million separated into monthly tranches of €0.4 million at specific dates of each month, referred to as Reference Dates. During the period of the contract the Company recognized a gain of $0.2 million which is reflected under losses on derivative financial instruments in the accompanying consolidated statements of operations for the year ended December 31, 2011.

The fair values of the Company's derivative financial instruments presented in the accompanying consolidated balance sheets equate to the amount that would be paid or received by the Company if the agreements were cancelled at the reporting date, taking into account current market data per instrument and the Company's or counterparty's creditworthiness, as appropriate.

The following tables summarize information with respect to the fair values of derivatives reflected in the balance sheet and with respect to gains and losses on derivative positions reflected in the statement of operations or in the balance sheets, as a component of accumulated other comprehensive income/loss.

Fair value of Asset Derivative Financial Instruments
Not designated as hedging instruments	Balance Sheet Location	December 31, 2010	December 31, 2011
Freight Option Contracts	Derivative financial instruments-Current assets	$116	$167
Designated as hedging instruments
Nomura Interest Rate Swap	Derivative financial instruments-Other Non Current assets	$923	$-

Fair value of Liability Derivative Financial Instruments
Not designated as hedging instruments	Balance Sheet Location	December 31, 2010	December 31, 2011
ABN Interest Rate Swap	Derivative financial instruments-Current	$21,300	$18,815
Foreign Currency Contracts	Liabilities	$7	$-
Designated as hedging instruments
Nomura Interest Rate Swap	Derivative financial instruments-Current iabilities	$638	$357
Eurobank Interest Rate Swap	Liabilities	$-	$281
Total		$21,945	$19,453
Designated as hedging instruments
Eurobank Interest Rate Swap	Derivative financial instruments- Non-	$-	$1,725
Nomura Interest Rate Swap	current liabilities	$-	$872
Not designated as hedging instruments
ABN Interest Rate Swaps	Derivative financial instruments- Non-	$30,155	$21,432
Marfin Interest Rate Swap	current liabilities	$-	$2,487
Total		$30,155	$26,516

Amount of Gain (Loss) Recognized in OCI (Effective Portion)
	December 31,
Designated as hedging instruments	2009	2010	2011
Nomura Interest Rate Swap	$-	$514	$(2,220)
Eurobank EFG Interest Rate Swap	-	-	(2,005)
Total gain (loss) recognized in OCI	$-	$514	$(4,225)
Reclassifications adjustments to loss included in the Statement of Operations
Nomura Interest Rate Swap		(229)	704
Total	$-	$285	$(3,521)

No portion of the cash flow hedge designated for hedge accounting was ineffective during the years ended December 31, 2010 and 2011 whereas an amount of $0.7 million was transferred in the year ended December 31, 2011 from accumulated Other Comprehensive Income into earnings. An amount of approximately $0.9 million is expected to be reclassified into earning during the following 12- month period.

The accumulated derivative gain as of December 31, 2010 amounted to $285, while as of December 31, 2011 amounted to a loss of $3,236.

Gains/Losses on derivative financial instruments included in the accompanying consolidated statements of operations are analyzed as follows:

Amount of Gain (Loss) Recognized in Statements of Operations
	December 31,
	2009	2010	2011
Interest Rate Swaps	$27,238	$2,446	$8,722
Freight Option Contracts	-	(496)	58
Foreign Currency Contracts	-	(7)	-
Unrealized gain	$27,238	$1,943	$8,780
Interest Rate Swaps	(28,364)	(29,214)	(23,611)
Freight Option Contracts	-	-	594
Foreign Currency Contracts	-	-	241
Other expenses	-	(19)	-
Realized loss	$(28,364)	$(29,233)	$(22,776)
Realized losses of instruments designated as hedges and reflected under interest and finance costs	$-	$229	$704
Losses on derivative financial instruments	$(1,126)	$(27,061)	$(13,292)